UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026

KKR & Co. Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, New York 10001
(Address of principal executive offices) (Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.25% Series D Mandatory Convertible Preferred Stock	KKR PR D	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange
6.875% Subordinated Notes due 2065	KKRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2026, Henry R. Kravis, George R. Roberts, Joseph Y. Bae, Scott C. Nuttall, Craig Arnold, Timothy R. Barakett, Matthew R. Cohler, Mary N. Dillon, Xavier B. Niel, Kimberly A. Ross, and Patricia F. Russo were elected to the Board of Directors of KKR & Co. Inc. (the “Company”) by KKR Management LLP (pursuant to Section 3.02 of the Company’s Amended and Restated Bylaws) to serve as provided in the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. Each director was serving as a director of the Company at the time of election.

Each non-employee director will continue to receive director compensation under the current director compensation program of the Company, described in Item 11 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), which disclosure is incorporated herein by reference. Each director has previously entered into the Company’s indemnification agreement for non-executive directors, a form of which has previously been filed as Exhibit 10.10 to the Annual Report.

Certain transactions between the Company and such directors required to be disclosed pursuant to Item 404(a) of Regulation S-K are described in Item 13 of the Annual Report, which disclosure is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 is incorporated by reference into this Item 5.07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: May 29, 2026	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Secretary